Vessel Sales and Vessel Acquisitions	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Vessel Sales and Vessel Acquisitions
21.	Vessel Sales and Vessel Acquisitions

Vessel Sales

In November 2015, the Company sold one conventional tanker for a sales price of $11.2 million. The Company recognized a gain on sale of the vessel of $0.8 million in the year ended December 31, 2015.

In May 2014, the Company sold two wholly-owned subsidiaries, each of which owned one VLCC, to TIL for aggregate proceeds of $154.0 million plus related working capital on closing of $1.7 million. The Company used $152.0 million of the sale proceeds to prepay one of the Company’s revolving credit facilities and the remainder of the proceeds for general corporate purposes. The Company recognized a $10.0 million gain on the sale of the two subsidiaries to TIL for the year ended December 31, 2014, which is reflected in the Company’s consolidated statements of income (loss).

In January 2013, the Company sold one Aframax tanker for aggregate proceeds of $9.1 million. The Company recognized a loss on sale of the vessel of $0.1 million in the year ended December 31, 2013.

Vessel Acquisitions

In August 2015, the Company agreed to acquire 12 modern Suezmax tankers from Principal Maritime. As of December 31, 2015, all 12 of the vessels had been delivered for a total purchase price of $661.3 million, consisting of $612.0 million in cash and approximately 7.2 million shares of the Company’s Class A common stock which were directly issued to Principal Maritime and which are treated as a non-cash transaction in the consolidated statements of cash flow. The value of these shares was approximately $49.3 million. To finance the cash portion of the acquisition price, the Company secured a $397.2 million loan facility with a maturity date of January 29, 2016. The loan was fully drawn as of December 31, 2015. In addition, the Company issued approximately 13.6 million shares of its Class A common stock for net proceeds of $90.6 million, including approximately 4.5 million shares which were issued to Teekay (see note 4). The Company financed the remainder of the cash purchase price with existing liquidity. The loan facility was refinanced in January 2016 (see note 11).

In December 2014, the Company signed an agreement to acquire one 2008-built Aframax tanker for a purchase price of $37.0 million and placed $3.7 million in an escrow fund related to this purchase, which is recorded in other non-current assets in the Company’s consolidated balance sheets as of December 31, 2014. In December 2014, the Company also signed agreements to acquire four modern LR2 vessels for a total purchase price of $193.3 million. In January 2015, the Company secured a loan facility in the amount of $126.6 million with a maturity date of January 30, 2016. The loan facility was fully drawn in March 2015 and was secured by the Aframax tanker and the four modern LR2 vessels which delivered in February and March 2015. The loan facility was refinanced in January 2016 (see note 11).